UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2021

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street	Boston,	MA		02210
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
0.375% Notes due 2022	GE 22A	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    GE held its annual meeting of shareholders on May 4, 2021 (the “Annual Meeting”).

(b)    At the Annual Meeting, shareholders elected all of the Company’s nominees for director; did not approve the advisory vote on our named executives’ compensation (“Say on Pay”); ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2021 (“Auditor Ratification”); and approved a reverse stock split and reduction in authorized stock and par value (“Reverse Stock Split”). The shareholders did not approve the shareholder proposals dealing with multiple candidate elections or independent chair; consistent with the Company's recommendation, shareholders approved the shareholder proposal on the report on net zero indicator.

Election of Directors

	For	Against	Abstain	Non-Votes
1. Sébastien Bazin	3,863,960,460	1,698,866,500	100,010,072	950,447,799
2. Ashton Carter	5,508,115,444	121,075,074	33,646,514	950,447,799
3. H. Lawrence Culp, Jr.	5,360,637,997	262,030,422	40,168,613	950,447,799
4. Francisco D’Souza	4,331,211,597	1,232,481,571	99,143,864	950,447,799
5. Edward Garden	4,378,834,759	1,185,390,960	98,611,313	950,447,799
6. Thomas Horton	3,918,655,676	1,644,920,479	99,260,877	950,447,799
7. Risa Lavizzo-Mourey	5,453,639,205	163,554,874	45,642,953	950,447,799
8. Catherine Lesjak	5,510,398,458	119,373,294	33,065,280	950,447,799
9. Paula Rosput Reynolds	4,809,760,014	754,503,179	98,573,839	950,447,799
10. Leslie Seidman	5,496,194,773	133,615,422	33,026,837	950,447,799
11. James Tisch	4,463,982,219	1,164,257,232	34,597,581	950,447,799

Management Proposals

	For	Against	Abstain	Non-Votes
1. Say on Pay	2,379,035,320	3,237,533,413	46,268,299	950,447,799
2. Auditor Ratification	6,536,107,157	50,855,981	26,321,693	0
3. Reverse Stock Split	5,456,557,933	172,702,124	33,576,975	950,447,799

Shareholder Proposals

	For	Against	Abstain	Non-Votes
1. Multiple Candidate Elections	167,516,764	5,449,420,129	45,900,139	950,447,799
2. Independent Board Chairman	1,677,856,609	3,944,693,982	40,286,441	950,447,799
3. Report on Net Zero Indicator	6,386,794,493	132,529,856	93,960,482	0
(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 7, 2021	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Risk Officer and Chief Corporate Counsel

(3)